EXHIBIT 10.7

AMENDMENT NO. 1
TO
ASSET PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of this 18th day of June, 2004 by and between CROWN PACIFIC LIMITED PARTNERSHIP, a Delaware limited partnership (“Seller”), on the one hand, and RENO LUMBER, a Nevada corporation (“Buyer”), on the other hand.  (All capitalized terms used but not defined herein shall have the same definitions for such terms as set forth in the APA referred to below.)

WHEREAS, Buyer and Seller entered into that certain Asset Purchase Agreement, dated as of June 2, 2004 (the “APA”), pursuant to which Seller agreed to sell, and Buyer agreed to buy, substantially all of the assets associated with the Business; and

WHEREAS, Buyer and Seller hereby desire to move a computer server from Schedule B-2 to Schedule B-1 to reflect Buyer’s agreement to pay 100% of the book value thereof;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendment to Schedule B-2.  Schedule B-2 to the APA is hereby amended by removing the following item of Personal Property therefrom:

System	Company		Acquired
Number	Number	Description	Date
4928	020104	VERSYSS SYSTEM-NOLAN MICRO SYSTEMS	2/1/2004

2.             Amendment to Schedule B-1.  Schedule B-1 to the APA is hereby amended by inserting the following item of Personal Property thereon:

System	Company		Acquired
Number	Number	Description	Date
4928	020104	VERSYSS SYSTEM-NOLAN MICRO SYSTEMS	2/1/2004

3.             Continuation of APA.  Except as modified by this Amendment, the APA shall continue in full force and effect.

4.             Counterparts.  This Amendment may be signed in counterparts and may be executed by the exchange of facsimile signature pages.

 [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Asset Purchase Agreement as of the day and year first above written.

CROWN PACIFIC LIMITED PARTNERSHIP

By:	Crown Pacific Management Limited
Partnership, its General Partner

By:	/s Peter W. Stott
Name: Peter W. Stott
Title:	President and Chief Executive Officer

RENO LUMBER

By:	/s/ D.S. Yaeger
Name: D.S. Yaeger
Title: Chief Executive Officer